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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (Date of earliest event reported) AUGUST 9, 2006


  AMERICAN EXPRESS         AMERICAN EXPRESS             AMERICAN EXPRESS
    RECEIVABLES               RECEIVABLES                  RECEIVABLES
     FINANCING                 FINANCING                   FINANCING
   CORPORATION II         CORPORATION III LLC           CORPORATION IV LLC


      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of
                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST


  DELAWARE       13-3854638    333-130508-03    DELAWARE      20-0942395   333-130508      DELAWARE      20-0942445    333-130508-02
  (State or       (I.R.S.      (Commission     (State or       (I.R.S.     (Commission    (State or       (I.R.S.       (Commission
    Other         Employer     File Number)      Other         Employer    File Number)     Other        Employer       File Number)
Jurisdiction   Identification                Jurisdiction  Identification                Jurisdiction  Identification
     of           Number)                         of           Number)                        of          Number)
Incorporation                                Incorporation                              Incorporation
     or                                           or                                          or
Organization)                                Organization)                               Organization)


          200 VESEY STREET, ROOM 138                 4315 SOUTH 2700 WEST, ROOM 1900           4315 SOUTH 2700 WEST, ROOM 1900
              MAIL STOP 01-31-12                           MAIL STOP 02-01-50                         MAIL STOP 02-01-56
           NEW YORK, NEW YORK 10285                    SALT LAKE CITY, UTAH 84184                 SALT LAKE CITY, UTAH 84184
                (212) 640-2000                               (801) 945-2550                             (801) 945-2068


                                         (Address, Including Zip Code, and Telephone Number,
                                Including Area Code, of each Registrant's Principal Executive Offices)
                    N/A                                            N/A                                          N/A
(Former Name or Former Address, if Changed     (Former Name or Former Address, if Changed        (Former Name or Former Address, if
            Since Last Report)                             Since Last Report)                        Changed Since Last Report)


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INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. On August 15, 2006, American Express Credit Account Master Trust expects to issue Class A Floating Rate Asset Backed Certificates, Series 2006-3 and Class B Floating Rate Asset Backed Certificates, Series 2006-3 (the "CERTIFICATES").

                  A copy of the opinion of American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC with respect to legality of the Certificates and a copy of the opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain federal tax matters, together with related consents of American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC and Orrick, Herrington & Sutcliffe LLP to the incorporation by reference of such opinions as exhibits to the Registration Statement, are filed as Exhibits to this Report.

Item 9.01.

                  (a) Not applicable

                  (b) Not applicable

                  (c) Not applicable

                  (d) Exhibits: The following are filed as Exhibits to this
                      Report:


Exhibit
Number
-------

5.1 Opinion of American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC with respect to legality.

8.1 Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.

23.1 Consent of American Express Receivables Financing Corporation II (included in opinion filed as Exhibit 5.1).

23.2 Consent of American Express Receivables Financing Corporation III LLC (included in opinion filed as Exhibit 5.1).

23.3 Consent of American Express Receivables Financing Corporation IV LLC (included in opinion filed as Exhibit 5.1).

23.4 Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.1).



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                  AMERICAN EXPRESS RECEIVABLES FINANCING
                                  CORPORATION II,
                                  as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant


                                     By: /s/ Maureen Ryan
                                         --------------------------------------
                                     Name:  Maureen Ryan
                                     Title: President

                                  AMERICAN EXPRESS RECEIVABLES FINANCING
                                  CORPORATION III LLC,
                                  as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant


                                     By: /s/ Scott C. Godderidge
                                         --------------------------------------
                                     Name:  Scott C. Godderidge
                                     Title: Vice President and Treasurer

                                  AMERICAN EXPRESS RECEIVABLES FINANCING
                                  CORPORATION IV LLC,
                                  as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant


                                     By: /s/ Daniel L. Follett
                                         --------------------------------------
                                     Name:  Daniel L. Follett
                                     Title: President


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                                  EXHIBIT INDEX

EXHIBIT 5.1

Opinion of American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC with respect to legality

EXHIBIT 8.1

Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters

EXHIBIT 23.1

Consent of American Express Receivables Financing Corporation II (included in opinion filed as Exhibit 5.1).

EXHIBIT 23.2

Consent of American Express Receivables Financing Corporation III LLC (included in opinion filed as Exhibit 5.1).

EXHIBIT 23.3

Consent of American Express Receivables Financing Corporation IV LLC (included in opinion filed as Exhibit 5.1)

EXHIBIT 23.4

Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as
Exhibit 8.1)